INVESCO DIVERSIFIED FUNDS, INC.
                        INVESCO Small Company Value Fund

                 Supplement to Prospectus dated December 1, 1997

The section of the above Fund's Prospectus entitled "Annual Fund Expenses" is amended to (1) delete the fourth, fifth and sixth paragraphs, and (2) substitute the following paragraphs in their place:

          Annual Fund Operating Expenses (as a percentage of
          average net assets)
          Management Fee ............................0.75%
          12b-1 Fees.................................None
          Other Expenses(1),(2)......................0.50%
          Total Fund Operating Expenses(1),(2).......1.25%

          (1)It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees and pricing expenses were reduced under expense offset arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown do not reflect these reductions. In comparing expenses for different years, please note that the Ratio of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for expense offset arrangements for periods including and prior to the fiscal year ended July 31, 1995. See "The Fund And Its Management."

          (2)Certain expenses of the Fund are being absorbed voluntarily by IFG and IMR. In the absence of such absorbed expenses, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.60% and 1.35%, respectively, based on the Fund's actual expenses for the fiscal year ended July 31, 1997.

The section of the above Fund's Prospectus entitled "Financial Highlights" is amended to (1) delete the section in its entirety, and (2) substitute the following in its place:

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

     The following information has been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Company's 1997 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number on the cover of this Prospectus. The Annual Report also contains more information about the Fund's performance.



                                                                              Period Ended
                                                     Year Ended July 31            July 31
                                            -----------------------------------  ---------
                                              1997         1996       1995           1994^

PER SHARE DATA
Net Asset Value - Beginning of Period       $12.19       $11.77      $9.76          $10.00
                                            -----------------------------------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.09         0.08       0.05            0.06

Net Gains or (Losses) on Securities
     (Both Realized and Unrealized)           4.10         0.68       2.05          (0.28)

Total from Investment Operations              4.19         0.76       2.10          (0.22)
                                            -----------------------------------  ---------
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.09         0.08       0.09            0.02
Distributions from Capital Gains              1.35         0.26       0.00            0.00
                                            -----------------------------------  ---------
Total Distributions                           1.44         0.34       0.09            0.02
                                            -----------------------------------  ---------






Net Asset Value - End of Period             $14.94       $12.19     $11.77           $9.76
                                           ====================================  =========

TOTAL RETURN                                36.97%        6.47%     21.64%        (2.21%)*

RATIOS
Net Assets - End of Period
     ($000 Omitted)                        $58,549      $46,693    $40,071         $13,474
Ratio of Expenses to Average
     Net Assets#                            1.25%@       1.09%@      1.00%          1.00%~
Ratio of Net Investment Income to
     Average Net Assets#                     0.75%        0.61%      0.84%          1.20%~
Portfolio Turnover Rate                       147%         156%        73%            55%*
Average Commission Rate Paid^^             $0.0582            -          -               -


^ From  December 1, 1993,  commencement  of investment  operations,  to July 31,
1994.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and IMR for the years ended July 31, 1997, 1996 and 1995, and for the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.35% (prior to any expense offset arrangement), 1.09% (prior to any expense offset arrangement), 1.32% and 1.64% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.65%, 0.61%, 0.52% and 0.56% (annualized), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

     Further information about the performance of the Fund is contained in the Company's Annual Report to Shareholders, which may be obtained without charge by writing INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706 or by calling 1-800-525-8085.

The date of this Supplement is July 30, 1998.